Fibrocell Reports First Quarter 2019 Financial Results and Recent Operational Highlights - Company to Host Conference Call and Webcast Today at 8:30 a.m. EDT - EXTON, PA – May 15, 2019 – Fibrocell Science, Inc. (Nasdaq: FCSC), a gene therapy company focused on transformational autologous cell-based therapies for skin and connective tissue diseases, today reported financial results for the first quarter ended March 31, 2019 and recent operational highlights. Fibrocell will host a conference call and webcast at 8:30 am EDT today. “We achieved important milestones during the first several months of 2019 for our gene therapy clinical programs focused on devastating, rare genetic conditions of the skin and connective tissue with high unmet medical needs,” said John Maslowski, President and Chief Executive Officer of Fibrocell. “Most recently, we announced our collaboration with Castle Creek Pharmaceuticals to develop and commercialize FCX-007 for the treatment of recessive dystrophic epidermolysis bullosa (RDEB). We are excited about this partnership which, we believe, has the potential to deliver innovative treatments offering hope and relief to EB patients and their families.” “Furthermore, we completed a Type B end-of-Phase 2 meeting with the U.S. Food and Drug Administration (FDA) to discuss the design of a Phase 3 clinical trial for FCX-007. Based on the FDA’s feedback from this meeting, we are incorporating their comments into our Investigational New Drug (IND) application for FCX-007, and expect to initiate the Phase 3 trial in the second quarter of 2019. In addition, we recently reported additional data from our ongoing FCX-007 Phase 1/2 clinical trial that continues to demonstrate positive safety and efficacy trends.” “Our FCX-013 gene therapy program for the treatment of moderate to severe localized scleroderma continues to progress. We are currently enrolling the Phase 1 portion of the FCX-013 Phase 1/2 clinical trial, and expect to complete enrollment of the Phase 1 adult patients in the third quarter of 2019,” said Mr. Maslowski. Recent program highlights are as follows: FCX-007  Fibrocell announced completion of a collaboration agreement with Castle Creek Pharmaceuticals to develop and commercialize FCX-007 for the treatment of RDEB. Under the terms of the collaboration agreement, Castle Creek Pharmaceuticals will receive an exclusive license to commercialize FCX-007 in the United States. Fibrocell received an upfront payment of $7.5 million at closing. In addition, Fibrocell will receive $2.5 million for the first patient enrolled in the Phase 3 clinical trial of FCX-007 and $30 million upon approval of a Biologics License Application (BLA) for FCX-007 and commercial readiness of FCX-007. Fibrocell is also eligible to receive up to $75 million in sales milestones, consisting of $25 million when FCX-007 achieves $250 million in cumulative net sales and an additional $50 million upon attaining $750 million in cumulative net sales. In addition, Castle Creek Pharmaceuticals will pay Fibrocell a 30% share of the gross profits from FCX-007 sales. Castle Creek Pharmaceuticals will be responsible for all development and manufacturing expenses up to $20 million prior to the initial BLA filing with the FDA. If development spending exceeds $20 million, Castle Creek Pharmaceuticals will be responsible for 70% of the excess costs and Fibrocell will cover 30% of these additional expenses. Fibrocell will retain sole ownership of the Rare Pediatric Disease Priority Review Voucher (PRV), which may be granted upon market approval of FCX-007. The PRV can be used to obtain priority review for a subsequent New Drug Application or BLA, and can be sold to another entity.  In connection with the successful completion of the agreement with Castle Creek Pharmaceuticals, Fibrocell also concluded the strategic alternative review process announced last year.  Fibrocell completed a Type B face-to-face meeting with the FDA to discuss various design aspects of the Company’s proposed Phase 3 clinical trial, named DEFI-RDEB (dermal fibroblasts-RDEB), to support a BLA filing. The Phase 3 trial is designed as an open label, multi-centered, intra-patient controlled trial expected to enroll 15-20 patients. Fibrocell plans to submit a revised clinical trial protocol and statistical analysis plan based upon the FDA’s feedback and requested Chemistry, Manufacturing and Controls information to the IND application. The Company expects to initiate the Phase 3 clinical trial in the second quarter of 2019. Fibrocell projects enrollment and dosing of Phase 3 patients will be completed in the third quarter of 2020 and data collection for the primary endpoint will be completed in the fourth quarter of 2020. If the Phase 3 clinical trial is successful and completed within the projected timeframe, Fibrocell expects to file a BLA for FCX-007 in 2021.  Fibrocell reported additional data from its ongoing Phase 1/2 clinical trial that demonstrates FCX-007 continues to be well tolerated with continued positive trends in wound healing. To date, FCX-007 has been evaluated in eight wounds across five adult RDEB patients in the trial. Consistent with previously reported results, no product- related serious adverse events or circulating autoantibodies to COL7 have been reported.  Fibrocell completed dosing of a sixth patient—the first pediatric patient dosed with FCX- 007—in the current Phase 1/2 trial. Remaining Phase 2 patients who have not received dosing will be contacted to determine if they would agree to reconsent into the Phase 3 trial. FCX-013

 Fibrocell is currently enrolling the Phase 1 portion of a Phase 1/2 clinical trial for FCX- 013, and expects to complete enrollment of Phase 1 adult patients in the third quarter of 2019. The Company projects that safety and efficacy data for the adult patients will be available in mid-2020. Financial Results for the Three Months Ended March 31, 2019 For the three months ended March 31, 2019, Fibrocell reported a diluted net loss of $0.40 per share, compared to a diluted net loss of $0.55 per share for the same period in 2018. Research and development expenses increased approximately 48% to approximately $2.0 million for the three months ended March 31, 2019, as compared to approximately $1.3 million for the same period in 2018. Costs for our FCX-007 program increased approximately $0.8 million for the three months ended March 31, 2019 compared to the same period in 2018. The increase for the three-month period ended March 31, 2019 was related primarily to approximately $0.5 million in costs for vector development in the March 31, 2019 period, as well as approximately $0.3 million in increased costs from our clinical partner, Intrexon Corporation (Intrexon). The $0.8 million increase in FCX-007 program costs were partially offset by an approximately $0.2 million decrease in FCX-013 spending. This decrease was related primarily to decreased costs from Intrexon of approximately $0.1 million, as well as lower costs for materials and professional fees, as substantially all of the costs of the pre-clinical phase of the project were completed at the end of 2017, while 2018 and 2019 to date have been used primarily for clinical trial start-up activities. Selling, general and administrative costs increased approximately $0.2 million to approximately $1.9 million, due primarily to increased legal fees related to the Castle Creek Pharmaceuticals agreement. Fibrocell used approximately $3.1 million in cash for operations during the three months ended March 31, 2019, and used approximately $4.8 million in cash for operations during the three months ended March 31, 2018. As of March 31, 2019, the Company had cash and cash equivalents of approximately $11.3 million and working capital of approximately $9.1 million. The Company believes that its cash and cash equivalents at March 31, 2019, along with the milestone payment received from Castle Creek Pharmaceuticals in April 2019, the potential milestone payment upon enrollment of the first patient in the Phase 3 clinical trial of FCX-007 and the reimbursement of development costs for FCX-007 under the Castle Creek Pharmaceuticals agreement, will be sufficient to fund operations into the third quarter of 2020. Conference Call and Webcast To participate on the live call, please dial 888-220-8451 (domestic) or +1-786-789-4776 (international), and provide the conference code 7919925 five to ten minutes before the start of the call. The conference call will also be webcast live under the investor relations section of Fibrocell's website at www.fibrocell.com/investors/events and will be archived there for 30 days following the call. About FCX-007 FCX-007 is Fibrocell's clinical stage, gene therapy product candidate for the treatment of RDEB, a congenital and progressive orphan skin disease caused by the deficiency of the protein COL7. FCX-007 is a genetically-modified autologous fibroblast that encodes the gene for COL7. By genetically modifying autologous fibroblasts ex vivo to produce COL7, culturing them and then treating wounds locally via injection, FCX-007 offers the potential to address the underlying cause of the disease by providing high levels of COL7 directly to the affected areas while avoiding systemic distribution. FCX-007 has been granted Orphan Drug Designation, Rare Pediatric Disease Designation and Fast Track Designation by the FDA. Fibrocell is developing FCX-007 in collaboration with Intrexon (Nasdaq: XON), a leader in synthetic biology. In addition, Fibrocell is working in collaboration with Castle Creek Pharmaceuticals to develop and commercialize FCX-007 for the treatment of RDEB. Castle Creek is recognized for its innovation in drug development for rare skin diseases and its commitment to bringing novel therapies to those living with epidermolysis bullosa. About FCX-013 FCX-013 is Fibrocell’s clinical stage, gene therapy candidate for the treatment of moderate to severe localized scleroderma. FCX-013 is an autologous fibroblast genetically modified using lentivirus and encoded for matrix metalloproteinase 1 (MMP-1), a protein responsible for breaking down collagen. FCX-013 incorporates Intrexon’s proprietary RheoSwitch Therapeutic System®, a biologic switch activated by veledimex—an orally administered compound—to control protein expression at the site of the localized scleroderma lesions. FCX-013 is designed to be injected under the skin at the location of the fibrotic lesions where the genetically-modified fibroblast cells will produce MMP-1 to break down excess collagen accumulation. The FDA has granted Orphan Drug Designation, Rare Pediatric Disease Designation and Fast Track Designation to FCX-013. About Fibrocell Fibrocell is a cell and gene therapy company focused on improving the lives of people with rare diseases of the skin and connective tissue. The Company is utilizing its proprietary autologous fibroblast technology to develop personalized biologics that target the underlying cause of disease. Fibrocell’s pipeline of localized gene therapy candidates include FCX-007 for the treatment of RDEB, a life-threatening genetic disorder diagnosed in infancy with no cure or treatment approved by the FDA. A pivotal Phase 3 clinical trial for FCX-007 is planned for Q2 2019. Fibrocell is also developing FCX-013 for the treatment of moderate to severe localized scleroderma and is currently enrolling the Phase 1 portion of a Phase 1/2 clinical trial. For more information, visit www.fibrocell.com or follow us on Twitter at @Fibrocell. Trademarks Fibrocell®, the Fibrocell logo, and Fibrocell Science® are trademarks of Fibrocell Science, Inc. and/or its affiliates. All other names may be trademarks of their respective owners. Forward-Looking Statements This press release contains, and our officers and representatives may from time to time make, statements that are “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements that are not historical facts are hereby identified as forward-looking statements for this purpose and include, among others, statements relating to: Fibrocell's expectations regarding the timing and clinical development of FCX-007, including the Company’s plans to initiate a Phase 3 clinical trial for FCX-007 in the second quarter of 2019; the potential benefits of the collaboration between Fibrocell and Castle Creek Pharmaceuticals; Fibrocell’s potential to earn future milestone and profit share payments under the agreement with Castle Creek Pharmaceuticals; the expected trial design of DEFI-RDEB, and expectation to enroll 15-20 patients therein; the timing of Fibrocell’s Phase 1/2 clinical trial of FCX-013, including its expectation to complete enrollment of Phase 1 adult patients in the third quarter of 2019; Fibrocell’s projection to complete enrollment and dosing of FCX-007 Phase 3 patients in the third quarter of 2020 and complete data collection for the primary endpoint in the fourth quarter of 2020; Fibrocell’s expectation to file a BLA for FCX-007 in 2021; Fibrocell’s projection that safety and efficacy data for the adult patients in the Phase 1 portion of a Phase 1/2 clinical trial for FCX-013 will be available in mid-2020; the potential advantages of FCX-007, FCX-013 and Fibrocell’s other product candidates; the potential benefits of Fast Track Designation, Orphan Drug Designation and Rare Pediatric Disease Designation; the Company’s belief that its cash and cash equivalents, along with the milestone payment received from Castle Creek Pharmaceuticals in April 2019, the potential milestone payment upon enrollment of the first patient in the Phase 3 clinical trial of FCX-007 and the reimbursement of development costs for FCX-007 under the Castle Creek Pharmaceuticals agreement, will be sufficient to fund operations into the third quarter of 2020 and other statements regarding Fibrocell’s future operations, financial performance and financial position, prospects, strategies, objectives and other future events. Forward-looking statements are based upon management’s current expectations and assumptions and are subject to a number of risks, uncertainties and other factors that could cause actual results and events to differ materially and adversely from those indicated herein including, among others: the ability of Fibrocell and Castle Creek Pharmaceuticals to meet objectives tied to milestones and profit share payments; uncertainties and delays in the FDA review and approval of the clinical trial protocol for FCX-007; uncertainties and delays relating to the initiation, enrollment and completion of clinical trials; whether clinical trial results will validate and support the safety and efficacy of Fibrocell’s product candidates; unanticipated or excess costs relating to the development of Fibrocell’s gene therapy product candidates; Fibrocell’s ability to obtain additional capital to continue to fund operations; Fibrocell’s ability to maintain its collaborations with Intrexon and Castle Creek Pharmaceuticals; Castle Creek Pharmaceuticals’ ability to successfully commercialize FCX-007, if approved; and the risks, uncertainties and other factors discussed under the caption “Item 1A. Risk Factors” in Fibrocell’s most recent Form 10-K filing and Form 10-Q filings. As a result, you are cautioned not to place undue reliance on any forward-looking statements. While Fibrocell may update certain forward-looking statements from time to time, Fibrocell specifically disclaims any obligation to do so, whether as a result of new information, future developments or otherwise. # # # Investor & Media Relations Contact: Karen Casey 484.713.6133 kcasey@fibrocell.com

Fibrocell Science, Inc. Condensed Consolidated Statements of Operations (unaudited) ($ in thousands, except share and per share data) Three Months Ended March 31, 2019 2018 Total revenues $ — $ — Total cost of revenue — — Gross profit (loss) — — Research and development expense 1,943 1,645 Research and development expense - related party (see Note 9) 44 (303) Selling, general and administrative expense 1,870 1,639 Operating loss (3,857) (2,981) Other income (expense): Warrant revaluation income (expense) (29) 235 Derivative revaluation income (expense) 55 (63) Interest expense (197) (190) Other income, net 362 98 Loss before income taxes (3,666) (2,901) Income taxes — — Net loss (3.666) (2,901) Dividend paid in-kind to preferred stockholders (85) (82) Deemed dividend on preferred stock (see Note 11) (140) (121) Net loss attributable to common stockholders $ (3,891) $ (3,104) Per Share Information: Net loss: Basic $ (0.40) $ (0.55) Diluted $ (0.40) $ (0.55) Weighted average number of common shares outstanding: Basic 9,758,332 5,672,976 Diluted 9,758,332 5,672,976 Condensed Consolidated Balance Sheets Data: March 31, December 31, 2019 2018 Cash and cash equivalents $ 11,322 $ 14,430 Working capital 9,050 12,363 Total assets 18,135 15,758 Warrant liability, long term 181 152 Total liabilities 12,132 6,201 Total stockholders’ equity 6,003 9,557